UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2007

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31161	23-2908305
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or our wholly owned subsidiary, BRL Screening, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On February 26, 2007, the Compensation Committee (the “Committee”) of our Board of Directors granted performance unit awards to a broad base of employees under our 2006 Long-Term Incentive Plan. In addition, on this same date, stock options were granted to employees and directors pursuant to the Committee’s policy of approving stock options in advance of the date of grant and selecting the date of grant to be the third trading day following the date of public disclosure of our financial results for the fourth quarter and prior year.

While both forms of equity compensation are intended to foster the long-term perspective that the Committee believes is necessary for continued success, the performance unit awards are designed to encourage and compensate for extraordinary results and to focus our executive officers and other employees on key drug development and sales initiatives that will enhance stockholder value. The Committee believes this structure best aligns the interests of executive officers, employees and stockholders.

Performance Unit Awards

Overview

The performance unit awards provide employees with approximately five years to achieve four key drug development and strategic performance goals. A fixed number of awards will be earned for each milestone that is successfully achieved. Once earned, the awards will remain unvested until the five-year performance period is complete. After five years, the awards that have been earned will vest and be settled in shares of our common stock. The five-year vesting period means that termination of employment prior to vesting will result in the forfeiture of any earned (as well as unearned) awards, except for limited circumstances such as termination due to death, disability or a change in control.

Terms and conditions of awards

The performance unit awards provide employees with shares of common stock only if (1) certain key drug development and strategic performance goals are achieved by February 26, 2012, and, subject to limited exceptions, (2) the employee continues to be employed by us on February 26, 2012.

The awards represent the right to earn and receive a number of shares of common stock contingent upon us achieving the following specific goals:

(1)   Approval of lorcaserin (our drug candidate for obesity) by the U.S. Food and Drug Administration, which approval continues to be in effect on the applicable vesting date;

(2)   Net sales of lorcaserin by us or, if applicable, our partners or licensors, equal to $250,000,000 during any consecutive six-month period, determined in accordance with Generally Accepted

Accounting Principles and consistent with our or the partners’ or licensors’ revenue recognition policies;

(3)   One successful phase 3 (as defined by 21 C.F.R. section 312.21(c)) clinical trial of a drug candidate (other than lorcaserin) of us or, if applicable, under one of our partnerships or license arrangements. “Successful” means the phase 3 clinical trial results meet the primary efficacy endpoint and could be used, or were used, as a pivotal study in support of a New Drug Application; and

(4)   Successful phase 2 (as defined by 21 C.F.R. section 312.21(b)) clinical trials on two drug candidates (other than lorcaserin or a drug candidate that satisfied goal 3 above) of us or under one of our partnerships or license arrangements. “Successful” means either that (i) there were statistically significant efficacy results and such results support proceeding with an additional phase 2 or a phase 3 (as defined by 21 C.F.R. section 312.21(b) or (c), respectively) clinical trial or (ii) screening of patients in a phase 3 clinical trial has been commenced.

The performance goals were established to require significant efforts and results that are expected to drive stockholder value, thereby further aligning employee and stockholder interests. The attainment of any one of the four performance goals is designed to be a significant milestone for us and is not assured.

Depending on whether we have achieved one, two, three or all four of the performance goals on or before February 26, 2012 and the particular employee is still employed on such date, then between 25% and 100% of the performance unit awards will vest (in the case of executive officers, 25% if one performance goal is achieved, 50% if two goals are achieved, 87.5% if three goals are achieved and 100% if all four performance goals are achieved). If the executive officer dies, becomes disabled or is terminated without cause in connection with a change in control (or resigns with good reason), then his or her awards will vest in the percentage of shares that corresponds to the number of performance goals actually achieved as of such event. (In the case of non-executive employees, 25% of the performance unit awards will vest for each performance goal achieved, but have slightly differing treatment in the event of certain change-in-control terminations.)

The Committee granted performance unit awards to most, but not all, employees. The Committee may issue additional performance unit awards to new employees or existing employees that did not receive performance unit awards on February 26, 2007, but does not intend to issue additional performance unit awards to any employee that previously received performance units awards while the full amount of his or her awards are outstanding.

The Committee approved grants of an aggregate of 1,690,500 performance unit awards (which is the maximum that may be earned for achieving all four goals) under our 2006 Long-Term Incentive Plan to executive officers and other employees. The table below presents the number of awards to each of our Named Executive Officers:

Named Executive Officer	Performance Unit Awards (1)
Jack Lief, President and Chief Executive Officer	300,000
Dominic P. Behan, Ph.D., SVP and Chief Scientific Officer	100,000
Robert E. Hoffman, VP and Chief Financial Officer	100,000
William R. Shanahan, M.D., VP and Chief Medical Officer	80,000
Steven W. Spector, SVP, General Counsel and Secretary	100,000

(1)             Maximum that may be earned for achieving all four goals.

The above description is qualified in its entirety by reference to the forms of Restricted Stock Grant Agreement attached hereto as exhibits and incorporated herein by reference.

Stock Options

On February 26, 2007, an aggregate of 1,085,037 stock options were granted to directors and employees, including executive officers.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the timing and other aspects of the Phase 3 clinical program of lorcaserin, the potential efficacy, tolerability, FDA approval, and commercialization of lorcaserin, and other statements about our or our partners’ future results, focus, strategy and ability to develop compounds and commercialize drugs. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our planned clinical trials may not proceed at the time we expect or at all, the results of preclinical studies or clinical trials may not be predictive of future results, our ability to partner lorcaserin, APD125 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1         Form of 2007 Performance-Based Restricted Stock Grant Agreement for non-executive employees under the Arena 2006 Long-Term Incentive Plan

10.2         Form of 2007 Performance-Based Restricted Stock Grant Agreement for executive officers under the Arena 2006 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2007 Performance-Based Restricted Stock Grant Agreement for non-executive employees under the Arena 2006 Long-Term Incentive Plan
10.2	Form of 2007 Performance-Based Restricted Stock Grant Agreement for executive officers under the Arena 2006 Long-Term Incentive Plan